ARTICLES SUPPLEMENTARY

BNY Mellon Advantage funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Pursuant to authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article FIFTH of the Articles of Incorporation of the Corporation, as amended (the "Charter"), the Board hereby classifies and reclassifies (i) ten million (10,000,000) authorized but unissued shares, $.001 par value per share, of Class C shares of BNY Mellon Global Real Return Fund (the "Fund") as Class I shares of the Fund; (ii) ninety million (90,000,000) authorized but unissued shares, $.001 par value per share, of Class T shares of the Fund as Class I shares of the Fund; (iii) fifty-five million (55,000,000) authorized but unissued shares, $.001 par value per share, of Class A shares of the Fund as Class Y shares of the Fund; and (iv) forty-five million (45,000,000) authorized but unissued shares, $.001 par value per share, of Class C shares of the Fund as Class Y shares of the Fund

SECOND:  Immediately before the classification and reclassification of shares as set forth in Article FIRST hereof, the Corporation was authorized to issue seven billion three hundred million (7,300,000,000) shares of stock, all of which are shares of Common Stock, having a par value of one tenth of one cent ($.001) per share and an aggregate par value of seven million three hundred thousand dollars ($7,300,000), classified as follows:

Fund/Class (if applicable)	Shares Authorized
BNY Mellon Opportunistic Small Cap Fund/Investor shares	200,000,000
BNY Mellon Opportunistic Small Cap Fund/Class I shares	100,000,000
BNY Mellon Opportunistic Small Cap Fund/Class Y shares	100,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class A shares	350,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class C shares	125,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class I shares	125,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class Y shares	100,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class T shares	100,000,000
BNY Mellon Technology Growth Fund/Class A shares	200,000,000
BNY Mellon Technology Growth Fund/Class C shares	100,000,000
BNY Mellon Technology Growth Fund/Class I shares	200,000,000
BNY Mellon Technology Growth Fund/Class Y shares	100,000,000
BNY Mellon Technology Growth Fund/Class T shares	100,000,000
BNY Mellon Dynamic Value Fund/Class A shares	300,000,000
BNY Mellon Dynamic Value Fund/Class C shares	100,000,000
BNY Mellon Dynamic Value Fund/Class I shares	200,000,000
BNY Mellon Dynamic Value Fund/Class Y shares	100,000,000
BNY Mellon Dynamic Value Fund/Class T shares	100,000,000
BNY Mellon Structured Midcap Fund/Class A shares	200,000,000
BNY Mellon Structured Midcap Fund/Class C shares	100,000,000
BNY Mellon Structured Midcap Fund/Class I shares	200,000,000
BNY Mellon Structured Midcap Fund/Class Y shares	100,000,000
BNY Mellon Structured Midcap Fund/Class T shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class A shares	200,000,000
BNY Mellon Dynamic Total Return Fund/Class C shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class I shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class Y shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class T shares	100,000,000
BNY Mellon Global Real Return Fund/Class A shares	100,000,000
BNY Mellon Global Real Return Fund/Class C shares	100,000,000
BNY Mellon Global Real Return Fund/Class I shares	100,000,000
BNY Mellon Global Real Return Fund/Class Y shares	100,000,000
BNY Mellon Global Real Return Fund/Class T shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class A shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class C shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class I shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class Y shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class T shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class A shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class C shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class I shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class Y shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class T shares	100,000,000
BNY Mellon Sustainable Balanced Fund/Service Class shares	100,000,000
BNY Mellon Sustainable Balanced Fund/Class K shares	300,000,000
Undesignated Common Stock	1,400,000,000
Total	7,300,000,000

THIRD:  As hereby classified and reclassified, the total number of shares of stock which the Corporation has authority to issue remains seven billion three hundred million (7,300,000,000) shares, all of which are shares of Common Stock, having a par value of one tenth of one cent ($.001) per share and an aggregate par value of seven million three hundred thousand dollars ($7,300,000), classified as follows:

Fund/Class (if applicable)	Shares Authorized
BNY Mellon Opportunistic Small Cap Fund/Investor shares	200,000,000
BNY Mellon Opportunistic Small Cap Fund/Class I shares	100,000,000
BNY Mellon Opportunistic Small Cap Fund/Class Y shares	100,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class A shares	350,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class C shares	125,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class I shares	125,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class Y shares	100,000,000
BNY Mellon Opportunistic Midcap Value Fund/Class T shares	100,000,000
BNY Mellon Technology Growth Fund/Class A shares	200,000,000
BNY Mellon Technology Growth Fund/Class C shares	100,000,000
BNY Mellon Technology Growth Fund/Class I shares	200,000,000
BNY Mellon Technology Growth Fund/Class Y shares	100,000,000
BNY Mellon Technology Growth Fund/Class T shares	100,000,000
BNY Mellon Dynamic Value Fund/Class A shares	300,000,000
BNY Mellon Dynamic Value Fund/Class C shares	100,000,000
BNY Mellon Dynamic Value Fund/Class I shares	200,000,000
BNY Mellon Dynamic Value Fund/Class Y shares	100,000,000
BNY Mellon Dynamic Value Fund/Class T shares	100,000,000
BNY Mellon Structured Midcap Fund/Class A shares	200,000,000
BNY Mellon Structured Midcap Fund/Class C shares	100,000,000
BNY Mellon Structured Midcap Fund/Class I shares	200,000,000
BNY Mellon Structured Midcap Fund/Class Y shares	100,000,000
BNY Mellon Structured Midcap Fund/Class T shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class A shares	200,000,000
BNY Mellon Dynamic Total Return Fund/Class C shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class I shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class Y shares	100,000,000
BNY Mellon Dynamic Total Return Fund/Class T shares	100,000,000
BNY Mellon Global Real Return Fund/Class A shares	45,000,000
BNY Mellon Global Real Return Fund/Class C shares	45,000,000
BNY Mellon Global Real Return Fund/Class I shares	200,000,000
BNY Mellon Global Real Return Fund/Class Y shares	200,000,000
BNY Mellon Global Real Return Fund/Class T shares	10,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class A shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class C shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class I shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class Y shares	100,000,000
BNY Mellon Global Dynamic Bond Income Fund/Class T shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class A shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class C shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class I shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class Y shares	100,000,000
BNY Mellon Total Emerging Markets Fund/Class T shares	100,000,000
BNY Mellon Sustainable Balanced Fund/Service Class shares	100,000,000
BNY Mellon Sustainable Balanced Fund/Class K shares	300,000,000
Undesignated Common Stock	1,400,000,000
Total	7,300,000,000

FOURTH:  All authorized shares of the Corporation not designated or classified above remain available for future designation and classification by the Board.  The Corporation's Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in Article FIFTH of the Corporation's Charter and shall be subject to all provisions of the Charter generally.

FIFTH:  The Corporation is registered as an open-end investment company under the 1940 Act.

SIXTH:  These Articles Supplementary were approved by a majority of the entire Board of the Corporation and are limited to changes expressly permitted by Section 2-105(a)(10) and (13) and Section 2-605 of the Maryland General Corporation Law to be made without action by the Corporation's stockholders.

[Signature Page Follows]

IN WITNESS WHEREOF, BNY Mellon Advantage Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President who acknowledges that these Articles Supplementary are the act of the Corporation, that to the best of her knowledge, information and belief all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects, and that this statement is made under the penalties of perjury.

BNY MELLON ADVANTAGE FUNDS, INC.

By:  _____________________

Sonalee Cross

Vice President

WITNESS:

_______________________

Natalya Zelensky

Assistant Secretary